SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2007
K12 INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33883	95-4774688

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2300 Corporate Park Drive, Herndon, VA 20171

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including area code: (703) 483-7000
N/A

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 10, 2007, K12 Inc. (the “Company”) received majority stockholder consent, pursuant to Section 228(a) of the Delaware General Corporation Law (the “DGCL”), approving the Company’s 2007 Equity Incentive Award Plan and its 2007 Employee Stock Purchase Plan (which are more fully described in the Company’s registration statement on Form S-1, Registration Number 333-144894). All stockholders were notified of the approval of these plans, pursuant to Section 228(e) of the DGCL, on December 20, 2007. The 2007 Equity Incentive Award Plan and the 2007 Employee Stock Purchase Plan were adopted by the Company’s Board of Directors on October 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2008	K12 Inc.
	By:	/s/ Howard D. Polsky
Howard D. Polsky
Senior Vice President, General Counsel & Secretary